Exhibit 10.18

                              FOURTH AMENDMENT TO
                     AMENDED AND RESTATED CREDIT AGREEMENT

         FOURTH AMENDMENT (this "Amendment"), dated as of November 22, 1995, to the Amended and Restated Credit Agreement, dated as of October 8, 1993, as amended by a First Amendment, dated as of January 20, 1994, and a Second Amendment, dated as of February 10, 1995, and a Third Amendment, dated as of May 10, 1995 (as so amended, the "Credit Agreement"), among The Ground Round, Inc. (the "First Borrower"), a Delaware corporation, GR of Minn., Inc., a Delaware corporation (the "Second Borrower", and together with the First Borrower, the "Borrowers"), the banks named therein (the "Banks"), The Bank of New York, as Agent (the "Agent") and Chemical Bank, as Co-Agent.

                            PRELIMINARY STATEMENTS:

         a. The Credit Agreement amended and restated the Amended and Restated Credit Agreement, dated as of April 26, 1992, among the Borrowers, the banks named therein and Citibank, N.A., as original agent.

         b. The Borrowers have requested that the Agent and the Lenders waive each of the Fixed Charge Coverage Ratio covenant and the Funded Debt to Free Operating Cash Flow Ratio covenant for the fourth quarter of fiscal year 1995 and for fiscal year 1996.

         c. The Borrowers desire to amend the Credit Agreement to (i) reduce the amounts required under the Net Worth covenant for the fourth quarter of fiscal year 1995 and for fiscal year 1996, (ii) permit the Borrowers to sell certain restaurants and other assets and to retain up to 25% of the proceeds of such asset sales prior to and including March 31, 1996, and (iii) provide for additional covenants with respect to EBITDA and Capital Expenditures.

         d. The Lenders and the Agent are willing to grant the waivers and to amend the Credit Agreement with respect to the foregoing.

         e. Unless otherwise defined herein, all terms defined in the Credit Agreement shall be used herein as therein defined.

         In consideration of the covenants, conditions and agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties agree as follows:

SECTION               i.   Waivers.

         Subject to the satisfaction of the conditions precedent set forth in
Section 3 below, the Agent and the Lenders hereby waive the Borrowers' compliance with the Fixed Charge Covenant Ratio in Section 5.01(q) of the Credit Agreement and the Funded Debt to Free Operating Cash Flow Ratio in Section 5.01(r) of the Credit Agreement for the fourth fiscal quarter of 1995 and for fiscal year 1996.

SECTION               ii.  Amendments to Credit Agreement.

         The Credit Agreement is, effective as of the date hereof, subject to the satisfaction of the conditions precedent set forth in Section 3 below, hereby amended as follows:

                      (i)Section 1.01 is hereby amended by deleting the definition of "Applicable Margin" and inserting the following in substitution therefor:

                      "`Applicable Margin': means, at all times: (i) with respect to the unpaid principal amount of Alternate Base Rate Advances, 0.75%, and (ii) with respect to the unpaid principal amount of Eurodollar Rate Advances, 2.00%."

                      (ii)Section 1.01 is hereby further amended by inserting the following new definitions:

                      "`Fourth Amendment': means the Fourth Amendment, dated as of November 22, 1995, to this Agreement.

                      `Restaurant Capital Gains': means capital gains, calculated in accordance with GAAP, and as reported by GRR on its reports to the SEC on Form 10-Q and Form 10-K, with respect to each Ground Round restaurant which is sold.

                      `Restaurant Disclosure Letter': means that certain letter dated November 22, 1995 from the Borrowers addressed to the Agent and the Lenders, with respect to restaurants and other assets which the Borrowers propose selling on or prior to March 31, 1996."

                      (iii)Section 2.05(b)(ii) is hereby amended by inserting the following at the end of the first sentence thereof:

                      "provided, further, however, that with respect to Net Cash Proceeds received from the sale, lease, transfer or other disposition of any assets of the Borrowers completed on or after the date of the Fourth Amendment but on or before March 31, 1996, the Borrowers may retain an amount up to 25% of Net Cash Proceeds with respect to each such asset sold which is a restaurant or other asset shown on the Restaurant Disclosure Letter, or which is an asset otherwise permitted to be sold pursuant to the provisions of Section 5.02(e)."

                      (iv)Section 2.06(b)(i) is hereby amended by deleting the percentage "0.375%" therein and inserting "0.75%" in substitution therefor.

                      (v)Section 2.06(b)(ii) is hereby amended by deleting the percentage "2.25%" therein and inserting "2.625%" in substitution therefor.

                      (vi)Section 5.01(n) is amended by deleting the chart for each period and inserting the following in substitution therefor:

                      "Fiscal Year Fiscal Quarter

         1995         4th          $58,500,000
         1996         1st          $56,000,000
         1996         2nd-4th      $54,700,000*

         1997         1st-4th      $68,000,000
         1998         1st-4th      $71,000,000
         1999         1st-4th      $80,000,000
         2000         1st-4th      $89,000,000"

                      * For purposes of this covenant, the Net Worth required for the 2nd-4th fiscal quarters of 1996 shall be increased by the amount of Restaurant Capital Gains for such fiscal period.

                                   (vii)Section 5.01(t)(ii)(C) is amended to
                      read as follows:

                      "(C) a Compliance Certificate satisfactory to the Agent showing computations used by the Borrowers in determining compliance with the covenants contained in Sections 5.01(m), 5.01(n) through (s), 5.01(u) and (v), 5.02(a) through (c), 5.02(f) through (i) and 5.02(r)."

                                   (viii)Section 5.01(t)(iii)(D) is amended to
                      read as follows:

                      "(D) a schedule in form satisfactory to the Agent of the computations used by such accountants in determining, as of the end of such Fiscal Year, compliance with the covenants contained in Sections 5.01(m), 5.01(n) through (s), 5.01 (u) and (v), 5.02(a) through (c),
         5.02(f) through (i) and 5.02(r), which may be in the form of the Compliance Certificate and . . ."

                                   (ix)Section 5.01 is further amended by adding
                      new subsections (u) and (v) thereto to read as follows:

                      "(u)  Capital Expenditures.

                                   Not permit Capital Expenditures to exceed the
                      amounts set forth below for each period set forth below:

                      Fiscal Year Fiscal Quarter

                      1996         1st   $500,000
                      1996         2nd   $700,000
                      1996         3rd  $2,000,000*
                      1996         4th  $1,200,000

                      * For purposes of this covenant, the maximum Capital Expenditure threshold for the third fiscal quarter of 1996 shall be decreased to $1,000,000 if the Borrowers do not complete the New Restaurant to be located in Whitemarsh, Pennsylvania.

                      (v)          EBITDA.

                                   Maintain at all times, EBITDA, after
                      deducting the amount of Restaurant Capital Gains included in the definition of net income for purposes of calculating EBITDA, of not less than the amount set forth below for each period set forth below:

                      Fiscal Year Fiscal Quarter

                      1996         1st  $1,100,000
                      1996         2nd  $1,650,000
                      1996         3rd  $2,600,000
                      1996         4th  $3,100,000"

                                   (x)Section 5.02(e) is amended by amending
                      clause (iii) thereof, and inserting a new clause (iv) at the end thereof, to read as follows:

                      "(iii) sales of any restaurant the Location Operating Profit of which has been less than $200,000 for the most recent 12 month period, provided, that all such restaurants are sold for cash, and (iv) sales of any restaurant or other asset listed on the Restaurant Disclosure Letter, provided that all such restaurants or other assets are sold for cash and that not less than 90% of the amount of anticipated cash proceeds, as shown on said Restaurant Disclosure Letter, is actually received by the Borrowers, and provided, further, that all such sales shall be completed on or before March 31, 1996."

SECTION                            iii.  Conditions of Effectiveness.

         This Amendment shall become effective as of the date hereof, when the Agent shall have received:

                      (a) counterparts of (i) this Amendment executed by the Borrowers, the Required Lenders and the Agent, (ii) the Consent appended hereto (the "Consent") executed by each of the Guarantors, and
         (iii) such other documents as the Agent shall reasonably request;

                      (b) a fee in the amount of 1/4 of 1% on each Lenders' Commitment as in effect on the date of this Amendment, paid to the Agent by the Borrowers for the account of each of the Lenders which have executed the Fourth Amendment;

                      (c) a certificate of the Secretary or Assistant Secretary of each of the Borrowers (a) attaching a true and complete copy of the resolutions of its Board of Directors evidencing authorization of this Amendment and the Credit Agreement as amended thereby, (b) attaching a true and complete copy of its certificate of incorporation and by-laws, or stating that such documents have not been amended since the Reinstatement Date, (c) setting forth the incumbency of its officer or officers who may sign this Amendment; and

                      (d) A favorable opinion of counsel to the Borrowers and the Guarantors to the effect that this Amendment and the Consent have been duly authorized, executed and delivered by the Loan Parties party thereto.

SECTION                            iv.   Representations and Warranties.

         The Borrowers hereby (a) reaffirm and admit the validity and enforceability of the Loan Documents and all of their obligations thereunder,
(b) agree and admit that they have no defenses to or offsets against any of their obligations to the Agent or any Lender under the Loan Documents, and (c) represent and warrant that there exists no Default or Event of Default and that the representations and warranties contained in the Credit Agreement are true and correct on and as of the date hereof.

SECTION                            v.    Reference to and Effect on the Loan
                                         Documents.

                                   (i)Upon the effectiveness of this Amendment, on and after the date hereof, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein", or words of like import, and each reference in the other Loan Documents to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended hereby;

                                   (ii)Except as specifically amended or waived above, the Credit Agreement and the Notes, and all other Loan Documents, shall remain in full force and effect and are hereby ratified and confirmed. Without limiting the generality of the foregoing, the Collateral Documents and all Collateral described therein shall continue to secure the payment of the obligations of the Borrowers thereunder, under the Credit Agreement, as amended hereby, and under the Notes and other Loan Documents; and

                                   (iii)The execution, delivery and
                                   effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Agent under any of the Loan Documents, nor, except as provided herein, constitute a waiver of any provision of any of the Loan Documents.

SECTION                            vi.   Costs and Expenses.

         The Borrowers agree to pay on demand all reasonable costs and expenses of the Agent in connection with the arranging, preparation, reproduction, execution and delivery of this Amendment and the other instruments and documents to be delivered hereunder, including the reasonable fees and expenses of Emmet, Marvin & Martin, LLP, special counsel for the Agent, with respect thereto, and of local counsel, if any, who may be retained by said special counsel with respect thereto.

SECTION                            vii.  Counterparts.

         This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which shall be an original and all of which together shall constitute but one and the same document.

SECTION                            viii. Governing Law.

         This Amendment is intended to be performed in the State of New York and shall be construed and is enforceable in accordance with, and shall be governed by, the internal laws of the State of New York without regard to principles of conflict of laws.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the date first above written.

                               THE GROUND ROUND, INC.

            By:
-----------    ---------------
                                 Name:
                                 Title:

                               GR OF MINN., INC.

            By:
-----------    ---------------
                                 Name:
                                 Title:

                               THE BANK OF NEW YORK,
                                individually and as Agent

            By:
-----------    ---------------
                                Name:
                                Title:

                              CHEMICAL BANK, individually and
                               as Co-Agent

            By:
-----------    ---------------
                                Name:
                                Title:

                              BANK OF AMERICA ILLINOIS

            By:
-----------    ---------------
                                Name:
                                Title:

                              NBD BANK

            By:
-----------    ---------------
                                Name:
                                Title:

                              CREDIT LYONNAIS NEW YORK BRANCH

            By:
-----------    ---------------
                                Name:
                                Title:

                              CREDIT LYONNAIS CAYMAN ISLAND
                               BRANCH

            By:
-----------    ---------------
                                Name:
                                Title: Authorized Signatory

                             CONSENT OF GUARANTORS
                         DATED AS OF NOVEMBER 22, 1995

    The undersigned, as the Guarantors referred to in the foregoing Fourth Amendment, dated as of November 22, 1995, to the Amended and Restated Credit Agreement, dated as of October 8, 1993, as amended by a First Amendment, dated as of January 20, 1994, and a Second Amendment, dated as of February 10, 1995, and a Third Amendment dated as of May 10, 1995, among The Ground Round, Inc., GR of Minn., Inc., the banks named therein, The Bank of New York, as Agent, and Chemical Bank as Co-Agent, each hereby consents to the foregoing Amendment and hereby confirms and agrees that, notwithstanding the effectiveness of said Amendment, (i) the Guaranty and each Collateral Document in effect on the date hereof to which it is a party are, and shall continue to be, in full force and effect and are hereby confirmed and ratified in all respects, except that, upon the effectiveness of, and after the date of, said Amendment, all references in the Guaranty and each such Collateral Document to the Credit Agreement shall mean the Credit Agreement as amended by said Amendment and (ii) such Collateral Documents consisting of security agreements and all collateral described therein do, and shall continue to, secure the payments by the Borrowers referred to in said Amendment of their obligations under the Credit Agreement, as amended by said Amendment, and under the Notes.

                                 GRH OF NJ, INC.

                            By:
                               ---------------------
                            Name:
                                 -------------------
                            Title:
                                  ------------------

                            GROUND ROUND HOLDINGS, INC.

                            By:
                               ---------------------
                            Name:
                                 -------------------
                            Title:
                                  ------------------

                            GROUND ROUND RESTAURANTS, INC.

                            By:
                               ---------------------
                            Name:
                                 -------------------
                            Title:
                                  ------------------

                            G.R. GLENDLOC, INCORPORATED

                            By:
                               ---------------------
                            Name:
                                 -------------------
                            Title:
                                  ------------------

                            GROUND ROUND OF BALTIMORE, INC.

                            By:
                               ---------------------
                            Name:
                                 -------------------
                            Title:
                                  ------------------

                            GRXR OF BEL AIR, INC.

                            By:
                               ---------------------
                            Name:
                                 -------------------
                            Title:
                                  ------------------

                            GRXR OF FREDERICK, INC.

                            By:
                               ---------------------
                            Name:
                                 -------------------
                            Title:
                                  ------------------

                            GRXR OF HAGERSTOWN, INC.

                            By:
                               ---------------------
                            Name:
                                 -------------------
                            Title:
                                  ------------------